Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 9 - Income Taxes

In response to liquidity issues that businesses are facing as a result of the recent novel coronavirus (“COVID-19”) global pandemic, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was signed into law on March 27, 2020 by the U.S. government. The CARES Act allows for Net Operating Losses (NOLs) to offset 100% of taxable income retroactive to 2019. Under prior rules, only 80% of taxable income could be offset by NOLs. As a result of the application of the CARES Act, our tax liability was positively impacted by a net benefit of $88.0 thousand. In addition, the CARES Act temporarily increases the deductible interest expense limitation for tax years beginning in 2020 and 2021.

We recorded income tax benefit of $0.1 million and income tax expense of $1.00 million for the three months ended September 30, 2021 and 2020, respectively. We recorded income tax expense of $0.8 million and $1.9 million for the nine months ended September 30, 2021 and 2020 respectively. Our effective tax rate was 37.7% and 19.5% for the three months ended September 30, 2021 and 2020 and 76.2% and 18.1% for the nine months ended September 30, 2021 and 2020, respectively. Our effective tax rates differed from the U.S. statutory corporate tax rate of 26% primarily because of our reduced operations while also recognizing revenues from the expiration of student contracts.

The Company assessed the weight of all available positive and negative evidence and determined it was more likely than not that future earnings will be sufficient to realize the associated deferred tax assets. As of September 30, 2021 and December 31, 2020, we retained a valuation allowance of $3.4 million and $3.6 million, respectively, for a certain number of our international subsidiaries.

During the nine months ended September 30, 2021 and 2020, there were no material changes in uncertain tax positions. We do not expect any significant changes to unrecognized tax benefits in this and next year. We estimate $0.0 million and $0.3 million of the unrecognized tax benefits, which if recognized, would impact the effective tax rate at September 30, 2021 and December 31, 2020, respectively.

We record interest and penalties related to unrecognized tax benefits within the provision for income taxes. We believe that no current tax positions that have resulted in unrecognized tax benefits will significantly increase or decrease within one year. We file income tax returns in the U.S. federal jurisdiction and in various state and foreign jurisdictions.

We are not currently under examination in any jurisdiction. In the event of any future tax assessments, we have elected to record the income taxes and any related interest and penalties as income tax expense on our consolidated statements of operations and comprehensive income.

Our federal income tax returns for the years subsequent to 2018 are subject to examination by the Internal Revenue Service. Our state tax returns for all years after 2018 or 2017, depending on each state’s jurisdiction, are subject to examination. In addition, our Canadian tax returns and United Kingdom tax returns for all years after 2014 are subject to examination.

Note 9—Income Taxes

We recognize deferred tax assets and liabilities, at enacted income tax rates, based on the temporary differences between the financial reporting basis and the tax basis of our assets and liabilities. We include any effects of changes in income tax rates or tax laws in the provision for income taxes in the period of enactment. When it is more likely than not that a portion or all of the deferred tax asset will not be realized in the future, we provide a corresponding valuation allowance against the deferred tax asset.

Our sources of income (loss) and income tax provision (benefit) are as follows (in thousands):

	Years ended December 31,
	2020	2019
Income/(loss) from continuing operations before income taxes:
U.S.	$12,367	$4,271
Non-U.S.	7,600	(2,187)
Total income/(loss) from continuing operations before income taxes:	$19,967	$2,084
Provision (benefit) for taxes:
Current:
Federal	$2,037	$143
State	347	38
Non-U.S.	1,156	83
Total current	3,540	264
Deferred:
Federal	126	—
State	5	—
Non-U.S.	287	(190)
Total deferred	418	(190)
Noncurrent
Federal	—	(1,331)
State	—	—
Non-U.S.	—	—
Total noncurrent	—	(1,331)
Total income tax expense (benefit)	$3,958	$(1,257)
Effective income tax rate	19.8%	(60.3)%

The difference between the tax provision at the statutory federal income tax rate and the tax provision attributable to income (loss) from continuing operations before income taxes is as follows (in thousands):

	Years ended
	December 31,
	2020	2019
Computed expected federal tax expense	$4,235	$438
Decrease in valuation allowance	(1,098)	(546)
State income net of federal expense	278	242
Non-U.S. income taxed at different rates	234	(62)
Unrecognized tax expense (benefit)	309	(1,331)
Other	—	2
Income tax expense (benefit)	$3,958	$(1,257)

We recorded income tax expense of $3.9 million and income tax benefit of $1.3 million for the years ended December 31, 2020 and 2019, respectively, a $2.7 million increase in income tax expense.

We do not expect to repatriate earnings from its foreign subsidiaries because the cumulative earnings and profits of the foreign subsidiaries as of December 31, 2020 and 2019 are negative. Accordingly, no U.S. federal or state income taxes have been provided thereon.

Deferred income tax assets and liabilities reflect the net tax effects of (i) temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts for income tax purposes and (ii) operating loss carryforwards. The tax effects of significant components of our deferred tax assets and liabilities are as follows (in thousands):

	As of December 31,
	2020	2019
Deferred tax assets:
Net operating losses	$3,648	$5,688
Accrued compensation, bonuses, severance	—	121
Depreciation	(1)	269
Valuation allowance	(3,622)	(4,736)
Total deferred tax assets	$25	$1,342
Deferred tax liabilities:
Deferred course expenses	$(159)	$(1,055)
Depreciation		—
Total deferred tax liabilities	(159)	(1,055)
Net deferred tax (liability) asset	$(134)	$287

We have retained a full valuation allowances of $3.6 million against the deferred tax assets of our Australian, Canadian, U.K., Hong Kong, and South Africa subsidiaries as of December 31, 2020. We have retained full valuation allowances of $4.7 million against the deferred tax assets of our United States, Australian, Canadian, U.K. (excluding Elite Legacy Education UK), Hong Kong, and South Africa subsidiaries as of December 31, 2019. The most significant negative factor that was considered in determining whether a valuation allowance was required is a cumulative recent history of losses in all jurisdictions for the entities mentioned above.

We had zero balance of federal net operating loss carryforwards as of December 31, 2020. As of December 31, 2019, we had approximately $4.8 million of federal net operating loss carryforwards. As of December 31, 2020, and 2019, we had approximately $16.5 million and $19.7 million of foreign net operating loss carryforwards, respectively, and approximately $0.3 million and $8.9 million of state net operating loss carryforwards, respectively. The foreign loss carryforwards begin to expire in 2027 and the state net operating loss carryforwards begin to expire in 2038.

Our federal income tax returns for the years after 2017 are subject to examination by the Internal Revenue Service. Our state tax returns for all years after 2017 or 2016, depending on each state’s jurisdiction, are subject to examination. In addition, our Canadian tax returns and United Kingdom tax returns for all years after 2013 are subject to examination.

The liability pertaining to uncertain tax positions was $0.3 million at December 31, 2020 and 2019. In accordance with GAAP, we recorded expense that increased the total liability pertaining to uncertain tax positions which was more than offset by a decrease in the total liability attributable to foreign currency fluctuations and tax rate adjustments. A significant portion of the liability pertaining to uncertain tax positions is recorded as a reduction of the value of net operating loss carryovers.

We include interest and penalties in the liability for uncertain tax positions. Accrued interest and penalties on uncertain tax positions were approximately $0.04 million at December 31, 2020 and 2019, for each year, and is included in other liabilities in the accompanying Consolidated Balance Sheets. If applicable, we recognize interest and penalties related to uncertain tax positions as tax expense.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

	As of December 31,
	2020	2019
Unrecognized tax benefits - January 1	$309	$1,640
Gross increases - tax positions in prior period	—	—
Gross decreases - tax positions in prior period	—	(1,331)
Unrecognized tax benefits - December 31	$309	$309

The total liability for unrecognized tax benefits at December 31, 2019, is netted against deferred tax assets related to net operating loss carryforwards in the Consolidated Balance Sheets. The total liability for unrecognized tax benefits at December 31, 2020 and 2019, are as follows:

	As of December 31,
	2020	2019
Reduction of net operating loss carryforwards	$—	309
Noncurrent tax liability (reflected in Other long-term liabilities)	309	—
Total liability for unrecognized tax benefits	$309	$309

We do not expect any significant changes to unrecognized tax benefits in the next year. We estimate $0.3 million of the unrecognized tax benefits, if recognized, would impact the effective tax rate at December 31, 2020 and 2019.